Shareholder Fees (Vanguard New Jersey Tax-Exempt Money Market Fund Retail)	Vanguard New Jersey Tax-Exempt Money Market Fund Vanguard New Jersey Tax-Exempt Money Market Fund - Investor Shares 12/1/2013 - 11/30/2014 USD ($)
Shareholder Fees (fees paid directly from your investment]
Sales charge (load) imposed on purchases	none
Purchase Fee	none
Sales charge (load) imposed on reinvested dividends	none
Redemption Fee	none
Account Service Fee (for certain fund account balances below $10,000)	20